                         Exhibit (10)-U


                        STEWART'S  BRANDS

                      DISTRIBUTING AGREEMENT


    THIS AGREEMENT ("Agreement"), is entered into by and between Cable
Car Beverage Corporation (hereinafter "CCBC"), a Delaware Corporation and Mr. Natural, Inc., a Delaware Corporation (hereinafter the "DISTRIBUTOR").


                            RECITALS
                            --------
     A.CCBC has been duly appointed as an exclusive licensee of Stewart's Restaurants, Inc. for the purpose of making and selling soft drinks identified by the trademark STEWART'S (the "Trademark"), as well as for the purpose of sublicensing the use of the trademark for such goods in strict compliance with the quality standards of Stewart's Restaurants, Inc. CCBC is the owner of the trademark FOUNTAIN CLASSICS (hereinafter the "FOUNTAIN CLASSICS Trademark") used in connection with the sale and marketing of Stewart's brand soft drinks.

   B.STEWART'S RESTAURANTS, INC., a New Jersey corporation, having a principal address at 114 West Atlantic Avenue, Clementon, New Jersey 08021, is the owner of all right, title, and interest in and to the trademark STEWART'S for use in connection with soft drinks and concentrates and syrups for preparing the same, as evidenced by its ownership of U.S. Trademark Reg. No. 933,646 - STEWART'S, dated May 9, 1972 and Reg. No. 274,949 - STEWART'S & Design, dated September 9, 1930, which registrations are valid and subsisting.

   C.CCBC desires to appoint DISTRIBUTOR as a distributor for Stewart's brand soft drinks packaged in bottles and cans (the "Beverages"). This Agreement does not cover Stewart's post-mix syrup or premix beverages for fountain soft drinks.

   D.DISTRIBUTOR is engaged in the business of distributing soft drinks and desires to purchase the Beverages from CCBC for the purpose of distributing the Beverages in the Territory (as defined herein), on the terms and conditions set forth herein.

   E.DISTRIBUTOR is a subsidiary of Snapple Beverage Corp. and is currently vested of rights to distribute Snapple brand beverages in the Territory of the five (5) boroughs of New York City and the County of Westchester.

   F.DISTRIBUTOR distributes Beverage products in the five (5) boroughs of New York City and the County of Westchester through independent third-party distributors who are not parties to this Agreement, and through whom DISTRIBUTOR will rely upon to distribute the Beverages.


    NOW, THEREFORE, in consideration of the mutual covenants herein, the parties agree as follows:

    I.Appointment of Distributor.  Subject to the terms and conditions of
      ---------------------------
this Agreement, CCBC hereby grants to DISTRIBUTOR an exclusive appointment to distribute and sell the Beverages in the following territory ("the Territory"):

       All five (5) boroughs of the City of New York (Manhattan; Bronx; Brooklyn; Queens; and Staten Island) and the County of
       Westchester in the State of New York.

    Notwithstanding any provision contained herein to the contrary, CCBC reserves the right to sell the Beverages directly (or indirectly through another wholesaler) to any "restaurant chain customer" (as defined herein) located within the Territory. For purposes of this section, the term "restaurant chain customer" shall be defined as a restaurant operator having twenty (20) or more locations in North America. By way of illustration and not limitation, the term "restaurant chain customer" shall include Einstein Brothers' Bagels and Cracker Barrel Old Country Store restaurants.

     II.Sale of Beverages. Subject to the terms and conditions contained herein, CCBC agrees to sell to DISTRIBUTOR, and DISTRIBUTOR agrees to buy from CCBC, a sufficient quantity of Beverages to enable DISTRIBUTOR to continuously, adequately and efficiently service and supply the demand for the Beverages in the Territory.

     DISTRIBUTOR agrees not to knowingly sell, either directly or indirectly, the Beverages outside the Territory.

     CCBC will supply to the DISTRIBUTOR such quantities of the Beverages as shall be required by the DISTRIBUTOR to perform the conditions of this Agreement, and the same shall be shipped on order from the DISTRIBUTOR consistent with the production schedules of CCBC. CCBC shall be DISTRIBUTOR'S exclusive supplier for the Beverages and, without CCBC'S written consent, DISTRIBUTOR agrees not to purchase, or attempt to purchase, the Beverages from any other source. During any time in which demand exceeds supply of the Beverages, CCBC may restrict the availability of the Beverages to DISTRIBUTOR in accordance with any commercially reasonable allocation program specified by CCBC. CCBC reserves the right to discontinue one or more of the Beverages so long as said Beverages are discontinued throughout CCBC'S entire distribution system in the Northeastern region of the United States.

    III.Purchase Price and Payment.  Sales of the Beverages by CCBC to
        ---------------------------
DISTRIBUTOR shall be at such prices and on such terms as CCBC shall specify from time to time not to exceed the price offered to any distributor distributing Beverages in any adjacent Territory to distributor. CCBC agrees to provide DISTRIBUTOR 30 days advance notice of any price increases. The amount and terms of credit extended by CCBC to DISTRIBUTOR shall be in the sole discretion of CCBC.

    IV.Proprietary Rights, Confidentiality and Transfer Restrictions
       -------------------------------------------------------------
    A.DISTRIBUTOR hereby acknowledges that Stewart's Restaurants, Inc. is the proprietor and rightful owner of the Trademark and that CCBC has been appointed as its exclusive licensee for purposes of selling the Beverages. DISTRIBUTOR covenants not to do or permit to be done any act calculated to prejudice, affect, impair, or destroy the title and interest of Stewart's Restaurants, Inc., or of CCBC as its licensee, in and to said Trademark. If it shall come to the notice of the DISTRIBUTOR that any person, firm or corporation is infringing said Trademark, DISTRIBUTOR will promptly notify CCBC.

    B.DISTRIBUTOR hereby acknowledges that CCBC is the proprietor and rightful owner of the FOUNTAIN CLASSICS Trademark. DISTRIBUTOR covenants not to do, or permit to be done, any act calculated to prejudice, affect, impair, or destroy the title and interest of CCBC in and to said FOUNTAIN CLASSICS Trademark. If it shall come to the notice of the DISTRIBUTOR that any person, firm or corporation is infringing said FOUNTAIN CLASSICS Trademark, DISTRIBUTOR will promptly notify CCBC.

     C.Without CCBC'S prior written consent, DISTRIBUTOR will make no use of the Trademark or the FOUNTAIN CLASSICS Trademark, including, but not limited to, use as part of DISTRIBUTOR'S trade style or corporate title, or in any directory listings or in any advertising; provided however, that DISTRIBUTOR may use point of sale materials and merchandise obtained by or through CCBC bearing the Trademark or the FOUNTAIN CLASSICS
Trademark for normal sales and marketing purposes, and may use same on DISTRIBUTOR'S vehicles in a commercially reasonable manner.

      D.DISTRIBUTOR hereby acknowledges and agrees that Stewart's
Restaurants, Inc. has all proprietary right in and title to the formulations on which the Beverages are based and that the formulation and production of the Beverages are based upon valuable and proprietary confidential information of Stewart's Restaurants, Inc.

      E.DISTRIBUTOR agrees that Stewart's Restaurant's, Inc. is a third party beneficiary under this Agreement.

      V.Product Quality; Replacement of Unacceptable Products; Recall.

      A.CCBC hereby represents and warrants to the DISTRIBUTOR that all Beverages at the time and place of delivery to the DISTRIBUTOR: (1) shall be pure and wholesome, fit for the purpose intended, merchantable, and free from all defects; (2) shall, in all instances, comply with all federal, state or local laws and regulations relating to product quality, labeling, identity, quantity, packaging and in every other manner, including returnable container or deposit laws; (3) shall not be adulterated or misbranded within the meaning of those terms under the Federal Food, Drug and Cosmetic Act, as amended, and shall not be an article or articles which may not, under the provision of said Act, be introduced into interstate commerce; and (4) shall not be adulterated or misbranded within the meaning of the United States Insecticide, Fungicide, and Rodenticide Act, the United States Hazardous Substances Act, or any applicable State Pure Foods Act or any other applicable United States federal, state, or local law or regulation.

        B.If the Beverages sold by CCBC to DISTRIBUTOR are determined to be spoiled, deficient, or otherwise unfit for sale, CCBC agrees to replace such Beverages. DISTRIBUTOR shall immediately notify CCBC upon the discovery of spoiled, deficient, or non-saleable Beverages.

        C.If any governmental agency determines that any Beverages are not fit for human consumption, is contaminated in excess of acceptable levels by such contaminants, constitutes a human health hazard, or is otherwise not saleable, or if CCBC determines any Beverages are not saleable or for any reason should be recalled, CCBC shall repurchase the Beverages from DISTRIBUTOR at DISTRIBUTOR'S cost for such Beverages, plus actual transportation expenses and all commercially reasonable costs incurred in handling, retrieving, transporting, reclaiming and destroying or otherwise disposing of Beverages subject to such determination or recall. CCBC shall have the right to inspect any spoiled or deficient Beverages prior to being destroyed by DISTRIBUTOR.

         VI.Distribution and Warehousing.
            -----------------------------
         A.DISTRIBUTOR agrees to use its best efforts to sell, distribute, supply and promote the Beverages, in all of the packages made available to DISTRIBUTOR by CCBC, within the Territory and to vigorously merchandise the Beverages, in the various packages, and make them available. The DISTRIBUTOR will supply, with reasonable promptness, the demand for the Beverages in the Territory.

          B.DISTRIBUTOR agrees to maintain a trained sales staff reasonably adequate to sell and promote the Beverages through commercially reasonable contact with existing customers located in the Territory, and to make commercially reasonable efforts to seek sales of the Beverages to potential customers located within the Territory.

           C.DISTRIBUTOR may not, without CCBC'S prior written consent, sell the Beverages to any Warehouse Purchaser (as defined herein). For purposes of this Agreement, the term Warehouse Purchaser means exclusively a wholesale business (or division) that is owned or controlled by the retailer or retailers to whom said wholesale business (or division) sells its products. By way of illustration and not of limitation, the Wakefern cooperative affiliated with Shoprite Stores would be a Warehouse Purchaser under the terms of this Agreement.

            D.DISTRIBUTOR agrees to maintain an inventory of the Beverages equal to a minimum of five (5) times DISTRIBUTOR'S average daily sales of the Beverages.

            E.DISTRIBUTOR agrees to the minimum case sales requirements as set forth in Exhibit A attached hereto.

            F.DISTRIBUTOR also agrees:

     1.To comply with standards established by CCBC to promote quality and uniformity of the Beverages through the strict adherence to CCBC'S inventory rotation policies;

     2.To comply with all applicable laws and regulations regarding the warehousing, sale and distribution of beverage products;

     3.To cooperate with CCBC in effectuating CCBC'S promotions and merchandising programs in the Territory.

     4.To afford CCBC reasonable opportunities to meet with DISTRIBUTOR'S personnel regarding the sale and distribution of the Beverages.

      5.To maintain and operate sufficient delivery vehicles and delivery staff for the proper distribution of the Beverages and to maintain prompt delivery service compatible with good business practices and the reasonable requirements of its customers.

      VII.Sales and Information Reports.  DISTRIBUTOR agrees to provide
             -------------------------------------
CCBC with the following reports and information:

      A.within 10 days following the end of each month, a depletion report specifying, by package, DISTRIBUTOR'S sales of the Beverages for the month; and any other Beverage sales information available to DISTRIBUTOR requested by CCBC.

      VIII.Sale of Competitive Products.  DISTRIBUTOR agrees that it will
           -----------------------------
not sell or distribute any other root beer or cream soda packaged in amber glass bottles or any carbonated orange and cream flavored beverage. Notwithstanding the foregoing, DISTRIBUTOR may distribute any products now offered, or offered in the future, by or through Snapple Beverages or the Quaker Oats Company and DISTRIBUTOR may also distribute Orange Crush.

      IX.Commercial Sale.  DISTRIBUTOR shall begin the commercial sale of
         ----------------
the Beverages within 30 days from the effective date of this Agreement. In the event that DISTRIBUTOR shall not begin the commercial sale of Beverages within such time period, CCBC, at its sole option and discretion, shall have the right to terminate this agreement by giving written notice thereof, with such termination to take effect immediately.

       X.Access.  DISTRIBUTOR agrees to allow CCBC reasonable access,
         -------
during normal business hours, to DISTRIBUTOR'S warehouse facilities for the purpose of taking inventories of the Beverages and confirming that proper warehouse conditions and product rotation policies are being adhered to by DISTRIBUTOR.

        XI.Indemnification and Insurance.
           ------------------------------
        A.CCBC shall indemnify and hold DISTRIBUTOR and its officers, directors, shareholders, employees, agents and contractors (each a "DISTRIBUTOR Party") harmless from and against any and all claims, suits, demands, actions, costs, liabilities, losses and expenses of any kind whatsoever, including, but not limited to, injury to person (including death) or property, including reasonable attorney's fees, except to the extent that they arise from the unauthorized and independent negligent, reckless, wanton or malicious acts of a DISTRIBUTOR Party, arising out of, resulting from or otherwise connected with any allegation of: (1) harm, injury, damage or loss arising out of or in connection with consumer use or consumption of the Beverages; (2) the defective manufacture, bottling or packaging of the Beverages; (3) any negligent act, misfeasance or nonfeasance by CCBC relating to or arising out of this Agreement; (4) any breach by CCBC of any agreement, representation or warranty contained in this Agreement; (5) any wrongful or misleading claim, advertising or representation by CCBC regarding the Beverages; (6) any claim or action by a person or entity not a party to this Agreement with respect to DISTRIBUTOR'S authorized use of any Trademark or any authorized advertising or promotional material; (7) any claim by any person or entity (other than a DISTRIBUTOR Party) including, but not limited to, any prior distributor or representative of CCBC or the Beverages anywhere in the Territory that such person or entity has any right, claim or color of right granted or allowed by CCBC or any of its Affiliates to purchase, sell, market or distribute the Beverages in the Territory; or (8) CCBC'S failure to comply with any other provisions of this Agreement.

         B.CCBC shall obtain and maintain, and will continue to maintain at all times during the term of this Agreement, at its own expense, comprehensive general liability insurance and product liability insurance in an amount not less than $1,000,000 per occurrence for bodily injury and $1,000,000 per occurrence for property damage and excess liability insurance (Umbrella Policy) in an amount not less than $7,000,000 per occurrence. CCBC agrees to provide the DISTRIBUTOR with a certificate of insurance evidencing such insurance coverage. Such certificate shall provide that such insurance coverage may be terminated or materially modified only upon at least thirty (30) days' prior written notice by the insurance carrier to DISTRIBUTOR. CCBC at its own expense shall add the DISTRIBUTOR as an additional insured to such policies.

         C.DISTRIBUTOR shall indemnify and hold CCBC and its officers, directors, shareholders, employees, agents and contractors (each a "CCBC Party") harmless from and against any and all claims, suits, demands, actions, costs, liabilities, losses and expenses of any kind whatsoever, including, but not limited to, injury to person (including death) or property, including reasonable attorney's fees, except to the extent that they arise from the unauthorized and independent negligent, reckless, wanton or malicious acts of a CCBC Party, arising out of, resulting from or otherwise connected with any allegation of: (1) any breach by DISTRIBUTOR of any agreement, representation or warranty contained in this Agreement; (2) any negligent act, misfeasance or nonfeasance of DISTRIBUTOR relating to or arising out of this Agreement; (3) any wrongful or misleading claim, advertising or representation by DISTRIBUTOR regarding the Beverages unless the basis for such claim or advertising was caused by or approved by CCBC; (4) any claim or action by a person or entity not a party to this Agreement with respect to DISTRIBUTOR'S unauthorized use of any Trademark; or (5) DISTRIBUTOR'S failure to comply with any other provisions of this Agreement.

       D.If any legal proceedings shall be instituted or any claim is asserted by any third party in respect of which a DISTRIBUTOR Party on the one hand, or a CCBC Party on the other hand, may be entitled to indemnity hereunder, the party asserting such right to indemnity shall give the party from whom indemnity is sought written notice thereof. A delay in giving notice shall only relieve the recipient of liability to the extent the recipient suffers actual prejudice because of the delay. The party from whom indemnity is sought shall have the rights, at is option and expense, to participate in the defense of such a proceeding or claim, but not to control the defense, negotiation or settlement thereof, which control shall at all times rest with the party asserting such right to indemnity, unless the party from whom indemnity is sought: (1) irrevocably acknowledges in writing complete responsibility for and agrees to indemnify the party asserting such right to indemnity, and (2) furnishes satisfactory evidence of the financial ability to indemnify the party asserting such right to indemnity, in which case the party from whom indemnity is sought may assume such control through counsel of its choice and at its expense, but the party asserting such right to indemnity shall continue to have the right to be represented, at is own expense, by counsel of its choice in connection
with the defense of such a proceeding or claim.   If the party from whom
indemnity is sought does not assume control of the defense of such a proceeding or claim, the entire defense of the proceeding or claim by the party asserting such right to indemnity, any settlement made by the party asserting such right to indemnity, and any judgment entered in the proceeding or claim shall be deemed to have been consented to by, and shall be binding on, the party from whom indemnity is sought as fully as though it alone had assumed the defense thereof and a judgment had been entered in the proceeding or claim in the amount of such settlement or agreement, except that the right of the party from whom indemnity is sought to contest the right of the other party to indemnification under this Agreement with respect to the proceeding or claim shall not be extinguished. If the party from whom indemnity is sought does assume control of the defense of such a proceeding or claim, it will not, without the prior written consent of the party asserting such right to indemnity, settle the proceeding or claim or consent to entry of any judgment relating thereto which does not include as an unconditional term thereof the giving by the claimant to the party asserting such right to indemnity a release from all liability in respect of the proceeding or claim. The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such proceeding or claim and the party assuming control of the defense shall, upon request, provide the other party with information regarding the status of said defense.

        E.The provisions of this Paragraph 11 shall survive any termination of this Agreement.

        XII.Term.  The term of this Agreement shall be for five years from
            -----
the date hereof ("Primary Term") and shall be automatically renewed thereafter for successive one year terms ("Renewal Term(s)") unless terminated pursuant to Section 13 below, or unless either party gives written notice to the other party thirty (30) days prior to the end of the Primary Term (or Renewal Term(s)) of this Agreement of its election not to renew this Agreement. In the event either party so elects not to renew this Agreement, then this Agreement will automatically terminate at the end of the Primary Term (or Renewal Term(s)). In the event CCBC elects not to renew this Agreement, and provided DISTRIBUTOR is in full compliance with the terms of this Agreement, then CCBC shall purchase DISTRIBUTOR'S distribution rights in accordance with the terms set forth in Section 16, below. Notwithstanding any provision contained herein to the contrary, this Agreement will automatically terminate in the event CCBC exercises its purchase rights pursuant to Section 16 below.

        XIII.Termination.  This Agreement shall be subject to termination
             ------------
upon any of the following events (each event individually referred to hereinafter as an "Event of Default" or "Default").

         A.Either party defaults in the performance of any of its obligations required under this Agreement which constitutes a material breach of the same;

         B.DISTRIBUTOR fails to commence the commercial sale of the Beverages in accordance with Section 9 hereof;

         C.An attempt by DISTRIBUTOR to reformulate, duplicate, or modify the Beverages;

         D.DISTRIBUTOR commences with the distribution or sale of another product fitting the description contained in Section 8 herein without the written consent of CCBC;

         E.DISTRIBUTOR purports to assign its rights under this Agreement, or the control of DISTRIBUTOR is sold, replaced or otherwise transferred, including, but not limited to, transfer by succession, descent or distribution, or DISTRIBUTOR sells or transfers a material portion of its total physical assets;

          F.The discontinuance of the selling of the Beverages by DISTRIBUTOR for a period of thirty (30) days, provided such discontinuance is due to factors reasonably within DISTRIBUTOR'S control;

          G.DISTRIBUTOR fails to pay any monies due CCBC in accordance with terms established by CCBC within ten (10) days after receiving written demand for payment from CCBC;

          H.DISTRIBUTOR fails to meet either the minimum case sales requirements as set forth in Section 6(e), above;

          I.The insolvency of the DISTRIBUTOR; or an assignment by DISTRIBUTOR for the benefit of creditors; or the filing of a voluntary bankruptcy or reorganization petition by DISTRIBUTOR; or failure of DISTRIBUTOR to vacate an involuntary bankruptcy or reorganization petition filed against DISTRIBUTOR within sixty (60) days from the date of such appointment; or

          J.Notwithstanding any provision herein to the contrary, this Agreement shall automatically terminate in the event CCBC'S rights to bottle and sell the Beverages are terminated pursuant to CCBC'S licensing agreement with Stewart's Restaurants, Inc.

          XIV.Termination Procedures.  In the event of the occurrence of
              -----------------------
an Event of Default, the nondefaulting party shall give notice of such default in writing to the defaulting party in accordance with Section 23 hereof. The defaulting party shall thereafter have 30 days in which to correct such Default, and failing the satisfactory cure thereof, this Agreement shall automatically terminate; provided, however, if such Default is due to causes beyond the control of the defaulting party, said defaulting party shall make all reasonable efforts to cure such Default as soon as possible. Notwithstanding any provisions herein to the contrary, in the event of the occurrence of an Event of Default described in Sections 13(c), 13(e), 13(g), 13(h), 13(i), or 13(j) above, this Agreement will automatically terminate immediately upon written notice by CCBC and no time period to cure shall be allowed.

      Upon the occurrence of an Event of Default, CCBC shall have the right to discontinue supplying DISTRIBUTOR with Beverages until such time as such Default has been cured, without thereby canceling or terminating this Agreement and without thereby prejudicing CCBC'S other rights and remedies including the right to terminate this Agreement for the same cause or any one or more other causes.

         XV.Effect of Termination.  On termination of this Agreement for
            ----------------------
any reason:

         A.DISTRIBUTOR will not after the date of termination use in any manner whatsoever the Trademark, the FOUNTAIN CLASSICS Trademark, or any other of the trademarks, marks, names, symbols, emblems, insignia, or other designs of CCBC, and DISTRIBUTOR shall immediately cease selling the Beverages supplied by or on behalf of CCBC, except as may be sold pursuant to Section 15 (b), below.

          B.CCBC shall have the right to elect to purchase from DISTRIBUTOR, and DISTRIBUTOR will upon such election by CCBC sell to CCBC, any part or all of the Beverages, at the DISTRIBUTOR'S cost price for said

Beverages. Should CCBC elect not to purchase said Beverages, DISTRIBUTOR shall be free to advertise and sell in its former Territory, at any price, said Beverages, provided, however, that said Beverages may not be sold if they do not meet the quality standards as established from time to time by CCBC or if the shelf life of the Beverages, as established by CCBC, has expired. Any advertising and promotional material used by DISTRIBUTOR in connection with the sale of Beverages pursuant to this subsection (b) must be of a type previously approved by CCBC.

         XVI.Purchase of Distribution Rights.  Notwithstanding any other
             --------------------------------
provision in this Agreement, CCBC, in its sole discretion, may elect at any time, on ninety (90) days written notice to DISTRIBUTOR, to purchase all of DISTRIBUTOR'S distribution rights for the Beverages. In the event of such an election by CCBC, DISTRIBUTOR hereby agrees to sell said rights and the parties mutually agree that the purchase price for said rights shall be an amount to be mutually agreed upon or established through arbitration as set forth below (the "Purchase Price"). In the event CCBC and DISTRIBUTOR are unable to agree to a Purchase Price, then the parties agree to have the Purchase Price established through arbitration in accordance with the rules and regulations of the American Arbitration Association. In consideration of payment of the Purchase Price, DISTRIBUTOR agrees not to replace or attempt to replace the Beverages in DISTRIBUTOR'S accounts with other products for at least 90 days following CCBC'S purchase of the distribution rights.

         XVII.Force Majeure.  Neither DISTRIBUTOR nor CCBC shall
              --------------
be held liable for any failure to comply with any of the terms of this Agreement caused solely by fire, strike, war, insurrection, government restrictions, force majeure, or other causes beyond its control and without its fault, but the party in default shall use all reasonable endeavors to cure such default and comply with the terms of this Agreement as quickly as possible.

        XVIII.Entire Agreement.  This Agreement expresses fully the
              -----------------
understanding between DISTRIBUTOR and CCBC with regard to the distribution of the Beverages and into which all prior negotiations and agreements are merged. The terms of this Agreement may not be changed or modified except by an instrument in writing signed by both parties.

        XIX.Enforcement and Remedies.  Failure by CCBC or DISTRIBUTOR to
            -------------------------
enforce at any time, or for any period of time, any one or more of the terms or conditions of this Agreement shall not be a waiver of such terms or conditions or of the rights of CCBC or DISTRIBUTOR thereafter to enforce each and every term and condition of this Agreement including, but not limited to, terms and conditions relating to termination.

         XX.Severability.  Any provisions of this Agreement which may
            -------------
be held to be illegal, invalid or unenforceable for any reason, shall be ineffective to the extent of such illegality, invalidity, or unenforceability, without affecting, impairing or invalidating the remaining provisions which shall remain in full force and effect.

           XXI.Attorney's Fees.  In the event legal proceedings arise from
               ----------------
this Agreement initiated by either party, the prevailing party shall be entitled to reimbursement from the other party for expenses and costs, including reasonable attorneys' fees incurred in connection therewith.

           XXII.Assignments.  It is acknowledged by DISTRIBUTOR that
                ------------
a substantial reason for CCBC'S willingness to enter into this Agreement with DISTRIBUTOR is CCBC'S present perception of the character, ability, financial responsibility and integrity of the principal owners, managers and operators of DISTRIBUTOR'S business. DISTRIBUTOR accordingly agrees that its rights under this Agreement shall not be assignable and this Agreement is terminable in accordance with Section 13(e) if without the prior written consent of CCBC:

              A.there is any change in the identity of the person
                or entity who is the principal owner of DISTRIBUTOR on the date of this Agreement or if,

              B.the control or management of DISTRIBUTOR is sold or
                otherwise transferred, including, but not limited to, sales of stock or assets.

        CCBC shall not withhold its consent unreasonably to such changes in the identity of the principal owner, or such assignment, sale or other transfer of the management or control, but in granting or withholding such consent CCBC may take into account, among other matters, the character, ability, financial responsibility, and integrity of the proposed new principal owners and operators of any proposed assignee, purchaser or other transferee of DISTRIBUTOR'S rights or business.

           XXIII.Notices.  All notices and communications with respect to
                 --------
this Agreement shall be in writing and shall be deemed to have been duly given on receipt if delivered personally, or within three days if sent by certified or registered United States mail, return receipt requested, postage prepaid, to the addresses set forth below, or such other addresses hereafter specified in accordance with this provision:

                   CCBC:      Cable Car Beverage Corporation
                              717th Street, Suite 1475
                              Denver, CO  80202-3314

            DISTRIBUTOR:      Mr. Natural, Inc.
                              212 Wolcott Street
                              Brooklyn, NY  11201

          XXIV.No Partnership or Agency Relationship.  Nothing  contained
               --------------------------------------
herein shall be deemed to create a joint venture or partnership between CCBC and DISTRIBUTOR. DISTRIBUTOR is not an agent of CCBC and DISTRIBUTOR

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

shall not represent or be deemed to have any authority to bind CCBC in any manner whatsoever. CCBC is not an agent of DISTRIBUTOR and CCBC shall not represent or be deemed to have any authority to bind DISTRIBUTOR in any manner whatsoever.

           XXV.Governing Law.  This Agreement shall be governed by and
               --------------
construed in accordance with the laws of the State of New York.

           XXVI.Paragraph Headings.  The paragraph numbers and headings
                -------------------
are for convenience only and do not constitute a part of this Agreement.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the ______ day of ________________________, 19_____.


                 Cable Car Beverage Corporation


    By:______________________________________

       Its:
    ______________________________________


                "DISTRIBUTOR"


    By:______________________________________

       Its:
    ______________________________________

                          EXHIBIT A



    Minimum Sales Requirements
    --------------------------
    Pursuant to Section 6(e) of this Agreement, DISTRIBUTOR and
    CCBC hereby establish and agree upon the following minimum sales requirements:



                PERIOD              NO. OF CASES
                ------              ------------
         Calendar year 1997:          110,000

         Calendar year 1998:          165,000



    For calendar year 1998 and each year thereafter, throughout the Primary Term (or Renewal Term(s) of this Agreement, the minimum sales requirements shall be the prior year's minimum sales requirement plus 5%. A case shall be defined as 24/12oz. Bottles; 24/12oz. Cans; 24/16oz. Bottles; or 12/32oz. Bottles.








            Cable Car Beverage Corporation

       By:
    ______________________________________

       Its:
    ______________________________________


                "DISTRIBUTOR"


     By: ______________________________________

       Its:
    ______________________________________













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